Ordinary Shares	12 Months Ended
Dec. 31, 2022
Ordinary Shares
Share Repurchase

13. Ordinary Shares

Upon the secondary listing, 1,152,160 ordinary shares (including the partial exercise of the over-allotment option on August 5, 2022) were issued at a public offering price of HK$292.00. The Company received net proceeds of HK$315.6 million (RMB277.0 million) from this offering after deducting underwriters’ commissions and offering expenses. RMB30.0 million of the non-underwriting-related listing expenses was recorded as a deduction in additional paid-in-capital.

On December 1, 2020, the Company announced that its board of directors authorized a share repurchase program (the “Share Repurchase Program”) under which the Company may repurchase up to US$100 million worth of its ADSs over the following two years. As of December 31, 2020, the Company has purchased an aggregate of 1,088,404 ADSs (represents 544,202 ordinary shares) for a total cash consideration of US$44,584 (RMB290,913), including repurchase commissions.

On February 25, 2021, the Company completed the Share Repurchase Program, with approximately 2,233,770 ADSs representing 1,116,885 ordinary shares having been repurchased at an average price of US$44.77 per ADS.